UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: November 6, 2018

CONTURA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee	37620
(Address of Principal Executive Offices)	(Zip Code)
(423) 573-0300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Contura Energy, Inc. (the “Company”) on November 13, 2018 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information, which were not previously filed with the Initial Form 8-K and are permitted to be filed by amendment no later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the U.S. Securities & Exchange Commission (the “SEC”). As reported on the Initial Form 8-K, on November 9, 2018, the Company completed the previously announced combination of Contura Energy, Inc. (“Contura”), ANR, Inc. (“ANR”) and Alpha Natural Resources Holdings, Inc. (“Holdings” and together with ANR, “Alpha”) (the “Transactions”).
The above description does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Agreement and Plan of Merger, dated as of September 26, 2018, among Contura, ANR, Holdings, Prime Acquisition I, Inc. and Prime Acquisition II, Inc. relating to the Transactions, a copy of which was incorporated by reference to the Initial Form 8-K and is incorporated by reference into this Current Report. The required historical financial statements of Alpha and the related pro forma financial information are contained or incorporated herein under Item 9.01 of this Current Report.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
The audited consolidated financial statements of ANR as of December 31, 2017 and 2016 (Successor Company) and the year ended December 31, 2017 (Successor Company), the period from July 26 through December 31, 2016 (Successor Company), the period from January 1 through July 25, 2016 (Predecessor Company) and the year ended December 31, 2015 (Predecessor Company) and the notes related thereto, are filed as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information
The pro forma financial information required by Item 9.01(b) of Form 8-K in relation to the Transactions was originally filed in our registration statement, as amended, as initially filed with the Commission on Form S-4 (Registration No. 333-226953) on August 21, 2018 and declared effective by the SEC on October 16, 2018 and is incorporated herein by reference.
The unaudited pro forma condensed combined balance sheet of Contura and Alpha gives effect to the Transactions as if they had been consummated on June 30, 2018, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017 present the historical consolidated Statements of Operations of Contura and Alpha, giving effect to the Transactions as if they had been consummated on January 1, 2017, the beginning of the most recent annual period.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors

99.1
The audited consolidated financial statements of ANR as of December 31, 2017 and 2016 (Successor Company) and the year ended December 31, 2017 (Successor Company), the period from July 26 through December 31, 2016 (Successor Company), the period from January 1 through July 25, 2016 (Predecessor Company) and the year ended December 31, 2015 (Predecessor Company) and the notes related thereto

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contura Energy, Inc.

Date: January 22, 2019	By:	/s/ Mark Manno
Name: Mark Manno
Title: EVP - Chief Administrative and Legal Officer & Secretary